AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 23, 2020 (this “Amendment”), which amends that certain Credit Agreement, dated as of September 23, 2016 (as in effect prior to this Amendment, the “Existing Credit Agreement”), by and among Roper Technologies, Inc., (the “Parent Borrower”), the Foreign Subsidiary Borrowers party thereto from time to time, the Lenders party thereto from time to time (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the other agents and parties thereto.

W I T N E S S E T H :

WHEREAS, the parties hereto have agreed to modify the terms and conditions of the Existing Credit Agreement as more fully set forth herein.

THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Amended Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement. Each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Credit Agreement shall, from the Amendment Effective Date (as defined below), refer to the Existing Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). For the avoidance of doubt, this Amendment shall constitute a “Loan Document” for all purposes under the Amended Credit Agreement and the other Loan Documents.

SECTION 2. Amendments. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding in the correct place alphabetically the following additional definitions:

““Restricted Cash”: cash and cash equivalents of the Group Members to the extent (a) classified (or required to be classified) as restricted cash or restricted cash equivalents on the balance sheet of the Parent Borrower in accordance with GAAP or (b) such cash or cash equivalents are encumbered by or subject to any Lien, setoff, counterclaim, recoupment, defense or any restriction on the use thereof to pay Indebtedness and other liabilities of the Parent Borrower and its Subsidiaries.”

““Unrestricted Cash”: cash and cash equivalents of the Group Members that are not Restricted Cash.”

(b)The definition of “Consolidated Total Leverage Ratio” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Consolidated Total Leverage Ratio”: as of any date of determination, the ratio of (a)(i) Consolidated Total Debt on such date minus (ii) the aggregate amount of Unrestricted Cash on such date, to (b) Consolidated EBITDA measured for the Test Period most recently ended on or prior to such date.”

(c) Section 5.2 of the Existing Credit Agreement is hereby amended by adding the following text as a new clause (c) after clause (b) thereof:

“(c) Maximum Cash Balance. With respect to any borrowing occurring during the period from April 23, 2020 through December 31, 2020, on the date of such requested borrowing, after giving effect to such borrowing and the intended use of such borrowing within 10 Business Days after the date of such borrowing (as determined by the Parent Borrower in good faith), the aggregate amount of Unrestricted Cash is no greater than $1,250,000,000.”

SECTION 3. Representations of Parent Borrower. The Parent Borrower represents and warrants that (i) the representations and warranties of the Parent Borrower set forth in Section 4 of the Amended Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (including, for the avoidance of doubt, as such representations and warranties relate to this Amendment as a Loan Document) except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no Event of Default or Default has occurred and is continuing.

SECTION 4. Effectiveness of Amendments. This Amendment shall become effective on the first date on which (a) the Administrative Agent (or its counsel) shall have received from (i) the Administrative Agent, (ii) such Lenders constituting the Required Lenders and (iii) the Parent Borrower either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment and (b) the Parent Borrower has paid to the Administrative Agent the fees and expenses required to be paid to the Administrative Agent pursuant to Section 10.5 of the Existing Credit Agreement on the Amendment Effective Date (the date of satisfaction of such conditions precedent, the “Amendment Effective Date”).

SECTION 5. Certain Consequences of Effectiveness. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other party under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto
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and hereto were upon the same instrument. Delivery by electronic means (including facsimile or “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ROPER TECHNOLOGIES, INC.,
as Parent Borrower

By:	/S/ John K. Stipancich
	Name:	John K. Stipancich
	Title:	Executive Vice President, General Counsel and Corporate Secretary

JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent

By:	/S/ Jonathan Bennett
	Name:	Jonathan Bennett
	Title:	Executive Director

Comerica Bank,
as a Lender

By:	/S/ Carl Bradley
	Name:	Carl Bradley
	Title:	Portfolio Manager

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By:	/S/ Brent Fieser
	Name:	Brent Fieser
	Title:	Director

MUFG Bank, Ltd., (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.,)
as a Lender

By:	/S/ Victor Pierzchalski
	Name:	Victor Pierzchalski
	Title:	Managing Director

Truist Bank,
as a Lender

By:	/S/ Max N. Greer III
	Name:	Max N. Greer III
	Title:	Senior Vice President

Royal Bank of Canada,
as a Lender

By:	/S/ Andra Bosneaga
	Name:	Andra Bosneaga
	Title:	Vice President

HSBC Bank USA NA,
as a Lender

By:	/S/ Justus Hanna
	Name:	Justus Hanna
	Title:	Vice President

Seaside National Bank & Trust,
as a Lender

By:	/S/ David E. Robinson
	Name:	David E. Robinson
	Title:	Chief Credit Officer

UniCredit Bank AG, New York Branch
as a Lender

By:	/S/ Fabio Della Malva
	Name:	Fabio Della Malva
	Title:	Managing Director

By:	/S/ Peter Daugavietis
	Name:	Peter Daugavietis
	Title:	Associate Director

Mizuho Bank, Ltd.,
as a Lender

By:	/S/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Executive Director

Wells Fargo Bank, N.A.,
as a Lender

By:	/S/ Matt J. Perrizo
	Name:	Matt J. Perrizo
	Title:	Director

Regions Bank,
as a Lender

By:	/S/ Cheryl L. Shelhart
	Name:	Cheryl L. Shelhart
	Title:	Director

PNC Bank, National Association,
as a Lender

By:	/S/ Dan Beckwith
	Name:	Dan Beckwith
	Title:	Senior Vice President

Bank of America, N.A.,
as a Lender

By:	/S/ Max Oligario
	Name:	Max Oligario
	Title:	Senior Vice President

TD Bank, N.A.,
as a Lender

By:	/S/ Bernadette Collins
	Name:	Bernadette Collins
	Title:	Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/S/ Ken Gorski
	Name:	Ken Gorski
	Title:	Vice President